Exhibit 4.4

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT ("Agreement") made as of the 2nd day of March, 1999 by and between Milestone Scientific Inc., a Delaware corporation (the "Company"), and the persons listed on Schedule A hereto (each a "Purchaser" and, collectively, the "Purchasers").

                              W I T N E S S E T H:

      WHEREAS, the Company and each Purchaser has entered into a Purchase Agreement, dated as of March 2, 1999 (the "Purchase Agreement") pursuant to which the Purchaser purchased from the Company and the Company sold to the Purchaser the Company's 3% Senior Convertible Notes due March 15, 2003 (the "Notes"); and

      WHEREAS, in connection with the Purchase Agreement, the Company has agreed to enter into this Registration Rights Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

      "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the "Securities Act" (as defined herein).

      "Common Stock" shall mean the Common Stock, $.001 par value per share, of the Company, as constituted as of the date of this Agreement.

      "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Notes" means the Company's 3% Senior Convertible Notes due March 15, 2003 sold by the Company pursuant to Purchase Agreement.

      "Registration Expenses" shall mean the expenses so described in Section 4.

      "Registerable Securities" shall mean the shares of the Company's Common Stock into which the Notes are convertible and any such shares that may be issued as payment of interest due on the Notes.

      "Securities Act" shall mean the United States Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Selling Expenses" shall mean the expenses so described in Section 5.

      2. Registration. The Company will use its reasonable best efforts (subject to the provisions of this Agreement) to file with the Commission no later than April 15, 1999, a registration statement under the Securities Act and any applicable state securities laws registering for reoffer and resale the Registerable Securities. If the Registration Statement has not become effective by June 15, 1999, the interest rate payable on the Notes shall be automatically increased from 3% to 10%, per annum, and shall remain at such higher level for such period of time during which the Registerable Securities are not covered by a registration statement or salable pursuant to Rule 144 or any successor provision thereto during a period of not more than 90 days.

      3. Registration Procedures. The Company will, as expeditiously as possible:

      (a) prepare and file with the Commission a registration statement with respect to such securities (on such applicable form as the Company may in its sole discretion elect to use) and use its reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby, determined as hereinafter provided;

      (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in subsection (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registerable Securities covered by such registration statement in accordance with Purchasers' intended method of disposition set forth in such registration statement for such period;

      (c) notify the Purchasers of the filing and effectiveness of the registration statement and any amendments thereto and furnish to Purchasers such number of copies of the registration statement and the prospectus included therein, including each preliminary prospectus or any amendments or supplement thereto, as Purchasers reasonably may request in order to facilitate the public sale or other disposition of the Registerable Securities covered by such registration statement;

      (d) use its reasonable best efforts to register or qualify the Registerable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as Purchasers reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

      (e) immediately notify Purchasers at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

      (f) use its reasonable best efforts to include or list, as the case may be, the Registerable Securities being registered on the automated quotation system of the National Association of Securities


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

Dealers, Inc. or the principal securities exchange on which Common Stock of the Company is then quoted or listed;

      (g) afford Purchasers and its representative, if any, an opportunity to make such examination and inquiry into the financial position, business and affairs of the Company and its subsidiaries as Purchasers or their counsel may reasonably deem necessary to satisfy Purchasers and their counsel as to the accuracy and completeness of the registration statement; and

      (h) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement (which in no event shall require the Company to commence any judicial proceeding) and shall notify Purchasers regarding any such order.

      For purposes of Sections 3(a) and 3(b) above, the period of distribution of Registerable Securities shall be deemed to extend until the earlier of (i) the sale of all Registerable Securities covered by the registration statement or
(ii) the date on which all of the Notes have been converted into Registerable Securities and all such Registerable Securities held by each Purchaser becomes salable under Rule 144 during a period of not more than 90 days.

      In connection with registration hereunder, Purchasers will furnish to the Company in writing such information with respect to itself and the proposed distribution by it as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

      4. Expenses. All expenses incurred by the Company in complying with
Section 2 hereof, including without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Purchaser (except as otherwise included in the term "Selling Expenses" below), counsel for the Company and independent public accountants for the Company, fees and expenses, including counsel fees, incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance are called "Registration Expenses." All selling commissions applicable to the sale of Registerable Securities and, to the extent of any amount in excess of $15,000 incurred in connection with this Agreement or the Purchase Agreement, any fees payable to Willkie Farr & Gallagher, are called "Selling Expenses."

      The Company will pay all Registration Expenses in connection with the registration statement. All Selling Expenses shall be borne by Purchasers.

      5. Rule 144 Reporting. With a view to making available to Purchasers the benefits of certain rules and regulations of the Commission which may permit the sale of the Registerable Securities without registration, the Company agrees to:

      (a) make and keep public information available, as those terms are used and defined in Commission Rule 144;

      (b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required by the Company under the Exchange Act; and


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

      (c) furnish to each Purchaser upon request a written statement as to its compliance with the reporting requirements under the Securities Act, the Exchange Act, Rule 144, as such rule may be amended, and any other similar rule that is adopted in the future.

      6. Indemnification and Contribution.

      (a) In the event of a registration of any of the Registerable Securities under the Securities Act pursuant to Section 2 above, the Company will indemnify and hold harmless Purchasers, and each other person, if any, who controls a Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which Purchasers or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registerable Securities was registered under the Securities Act pursuant to Section 2 above, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder, and will reimburse Purchasers, and each such controlling person, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or expense; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information, pertaining to Purchasers, as such, furnished in writing by Purchasers specifically for use in such registration statement or prospectus.

      (b) In the event of a registration of any of the Registerable Securities under the Securities Act pursuant to Section 2 above, each Purchaser shall indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement and each director of the Company, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registerable Securities was registered under the Securities Act pursuant to Section 2 above, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that a Purchaser shall be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Purchaser, as such, furnished in writing to the Company by such Purchaser specifically for use in such registration statement or prospectus; and provided further, however, that the liability of such Purchaser hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the


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

proportion that the public offering price of the Registerable Securities sold by such Purchaser under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such Purchaser from the sale of Registerable Securities covered by such registration statement.

      (c) Promptly after receipt by a party indemnified hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 6 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 6 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or litigation shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by claimant or plaintiff to such indemnified party as a release from all liability in respect of such claim or litigation.

      (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) a Purchaser, exercising its rights under this Agreement, or any controlling person of such Purchaser, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined, by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal, that such indemnification may not be enforced in such case, the fact that this Section 6 provides for indemnification in such case notwithstanding, or (ii) contribution under the Securities Act may be required on the part of a Purchaser or any controlling person with respect to such Purchaser in circumstances for which indemnification is provided under this
Section 6, then and in each such case, the Company and such Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject, after contribution from others, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party on the other in connection with the statements or omissions which resulted in such losss, claim, damage or liability, as well as any other equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to the information supplied by the indemnifying party or the indemnified


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

party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in any such case, (x) such Purchaser will not be required to contribute any amount in excess of the public offering price of all such Registerable Securities offered by it pursuant to such registration statement; and (y) no person or entity guilty of fraudulent misrepresentation, within the meaning of
Section 11(f) of the Securities Act, will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      7. Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization where the Company is the surviving entity, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby to Purchasers shall continue with respect to the Common Stock as so changed.

      8. Miscellaneous.

      (a) The rights granted to Purchasers hereunder may not be assigned to any other person, except to transferees of the Notes.

      (b) Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon the earlier of (i) personal delivery to the address set forth below, or (ii) in the case of notice by Federal Express or other reputable overnight courier service, two (2) business days after delivery to such courier service, addressed to the party to be notified as follows:

      if to the Company or to a Purchaser, at the address of such party set forth in the Purchase Agreement.

      (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict-of-laws principles which would require the application of the laws of another jurisdiction.

      (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and all of the Purchasers.

      (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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

      (f) The provisions of Section 2 above to the contrary notwithstanding, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 30 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, based on the advice of counsel, should not be disclosed.

      (g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

      (h) As used in this Agreement, the masculine, feminine or neutral gender and the singular or plural number shall be deemed to include the others whenever the context so indicates or requires.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and each Purchaser has duly executed this Agreement, as of the date first written above.

                                        MILESTONE SCIENTIFIC INC.

                                        by: ____________________________________
                                                 Leonard Osser, Chairman and
                                                 Chief Executive Officer


                                        PURCHASER:

                                        ________________________________________
                                                 K. Tucker Andersen


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

      (f) The provisions of Section 2 above to the contrary notwithstanding, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 30 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, based on the advice of counsel, should not be disclosed.

      (g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

      (h) As used in this Agreement, the masculine, feminine or neutral gender and the singular or plural number shall be deemed to include the others whenever the context so indicates or requires.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and each Purchaser has duly executed this Agreement, as of the date first written above.

                                        MILESTONE SCIENTIFIC INC.

                                        by: ____________________________________
                                                 Leonard Osser, Chairman and
                                                 Chief Executive Officer


                                        PURCHASER:

                                        STRATEGIC RESTRUCTURING PARTNERSHIP LP

                                        by: ____________________________________


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

      (f) The provisions of Section 2 above to the contrary notwithstanding, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 30 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, based on the advice of counsel, should not be disclosed.

      (g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

      (h) As used in this Agreement, the masculine, feminine or neutral gender and the singular or plural number shall be deemed to include the others whenever the context so indicates or requires.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and each Purchaser has duly executed this Agreement, as of the date first written above.

                                                 MILESTONE SCIENTIFIC INC.

                                        by: ____________________________________
                                                 Leonard Osser, Chairman and
                                                 Chief Executive Officer


                                        PURCHASER:

                                        CUMBERLAND PARTNERS
                                        by Cumberland Associates LLC, its
                                        investment advisor

                                        by: ____________________________________

      (f) The provisions of Section 2 above to the contrary notwithstanding, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 30 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, based on the advice of counsel, should not be disclosed.

      (g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

      (h) As used in this Agreement, the masculine, feminine or neutral gender and the singular or plural number shall be deemed to include the others whenever the context so indicates or requires.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and each Purchaser has duly executed this Agreement, as of the date first written above.

                                                 MILESTONE SCIENTIFIC INC.

                                        by: ____________________________________
                                                 Leonard Osser, Chairman and
                                                 Chief Executive Officer


                                        PURCHASER:

                                        LONGVIEW PARTNERS B, L.P.

                                        by: Cumberland Associates LLC, its
                                        investment advisor

                                        by: ____________________________________


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

      (f) The provisions of Section 2 above to the contrary notwithstanding, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 30 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, based on the advice of counsel, should not be disclosed.

      (g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

      (h) As used in this Agreement, the masculine, feminine or neutral gender and the singular or plural number shall be deemed to include the others whenever the context so indicates or requires.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and each Purchaser has duly executed this Agreement, as of the date first written above.

                                                 MILESTONE SCIENTIFIC INC.

                                        by: ____________________________________
                                                 Leonard Osser, Chairman and
                                                 Chief Executive Officer


                                        PURCHASER:

                                        LONGVIEW PARTNERS C, L.P.
                                        by Cumberland Associates LLC, its
                                        investment advisor

                                        by: ____________________________________

      (f) The provisions of Section 2 above to the contrary notwithstanding, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 30 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, based on the advice of counsel, should not be disclosed.

      (g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

      (h) As used in this Agreement, the masculine, feminine or neutral gender and the singular or plural number shall be deemed to include the others whenever the context so indicates or requires.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and each Purchaser has duly executed this Agreement, as of the date first written above.

                                                 MILESTONE SCIENTIFIC INC.

                                        by: ____________________________________
                                                 Leonard Osser, Chairman and
                                                 Chief Executive Officer


                                        PURCHASER:

                                        LONGVIEW PARTNERS
                                        by Cumberland Associates LLC, its
                                        investment advisor

                                        by: ____________________________________

      (f) The provisions of Section 2 above to the contrary notwithstanding, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 30 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, based on the advice of counsel, should not be disclosed.

      (g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

      (h) As used in this Agreement, the masculine, feminine or neutral gender and the singular or plural number shall be deemed to include the others whenever the context so indicates or requires.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and each Purchaser has duly executed this Agreement, as of the date first written above.

                                                 MILESTONE SCIENTIFIC INC.

                                        by: ____________________________________
                                                 Leonard Osser, Chairman and
                                                 Chief Executive Officer


                                        PURCHASER:

                                        ________________________________________
                                                 LEONARD OSSER


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